SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 23, 2002

CIGNA Corporation
(Exact name of registrant as specified in its charter)

Delaware	1-8323	06-1059331
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Liberty Place, 1650 Market Street
Philadelphia, Pennsylvania 19192
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code:

(215) 761-1000

          Not Applicable
(Former name or former address, if changed since last report)

Item 9. Regulation FD Disclosure.

In a meeting with investors on Monday, December 23, 2002, officials of the Company expect to confirm the earnings guidance given in a conference call on November 1, 2002, which excludes certain nonrecurring items (such as the possible charge noted below). A transcript of the November 1st call is available at http://www.cigna.com/general/pdf/3q_2002_transcript.pdf.

The Company previously indicated in a press release filed on a Form 8-K dated November 26, 2002, that it expected to record a charge in the fourth quarter of 2002 related to settlement of claims brought by physicians and other health care providers. As a result of a federal court ruling issued on December 12, 2002, the Company is uncertain whether it will recognize the charge indicated in that press release.

CAUTIONARY STATEMENT FOR PURPOSES OF THE "SAFE HARBOR" PROVISIONS OF
THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

CIGNA and its representatives may from time to time make written and oral forward-looking statements, including statements contained in press releases, in CIGNA’s filings with the Securities and Exchange Commission, in its reports to shareholders and in meetings with analysts and investors. Forward-looking statements may contain information about financial prospects, economic conditions, trends and other uncertainties. CIGNA cautions that actual results could differ materially from those that management expects, depending on the outcome of certain factors. Some factors that could cause actual results to differ materially from the forward-looking statements include:

1.	increases in medical costs that are higher than anticipated in establishing premium rates in CIGNA's health care operations, including increased use and costs of medical services;
2.	increased medical, administrative, technology or other costs resulting from legislative and regulatory challenges to, and new regulatory requirements imposed on, CIGNA's health care business;
3.	difficulties in implementing the realignment of health care operations and achievement of customer service improvements, additional operational efficiencies and additional cost savings;
4.

the risks associated with pending and potential state and federal health care class action lawsuits, purported securities class action lawsuits, disputes regarding London market reinsurance, other litigation challenging CIGNA’s businesses and the outcome of pending government proceedings;

5.	heightened competition, particularly price competition, which could reduce product margins and constrain growth in CIGNA's businesses;
6.	significant reductions in customer retention;
7.	significant changes in interest rates;
8.	significant changes in the financial strength ratings of CIGNA's insurance subsidiaries;
9.

inability of the program adopted by CIGNA to substantially reduce equity market risks for reinsurance contracts that guarantee minimum death benefits under certain variable annuities (including possible market difficulties in entering into appropriate futures contracts and in matching such contracts to the underlying equity risk) and adjustments to the reserve assumptions used in estimating CIGNA’s liabilities for these reinsurance contracts;

10.

significant stock market declines, which could, among other things, reduce results in CIGNA's retirement business and result in increased pension expenses in future periods and the recognition of additional pension obligations;

11.	significant deterioration in economic conditions, which could have an adverse effect on CIGNA's operations and investments;

12.	changes in federal income tax laws; and
13.	risk factors detailed in CIGNA's Form 10-Q for the third quarter of 2002, including the Cautionary Statement in Management's Discussion and Analysis.

This list of important factors is not intended to be exhaustive. There may be other risk factors that would preclude CIGNA from realizing the forward-looking statements. While CIGNA may periodically update this discussion of risk factors, CIGNA does not undertake to update any forward-looking statement that may be made by or on behalf of CIGNA prior to its next required filing with the Securities and Exchange Commission.

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CIGNA CORPORATION

Date: December 20, 2002	By:	/s/ Michael W. Bell
Michael W. Bell Executive Vice President and Chief Financial Officer